                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

                  This Mortgage Loan Purchase Agreement, dated as of November 2,
2004 (this "Agreement"), is entered into between Bank of America, N.A. (the
"Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

                  The Seller intends to sell and the Purchaser intends to
purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage
Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of November 1, 2004 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc., as master servicer (in such capacity, the "Master Servicer"), J.E. Robert Company,
Inc., as special servicer (in such capacity, the "Special Servicer"), LaSalle
Bank National Association, as trustee (the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

                  The Purchaser has entered into an Underwriting Agreement,
dated as of November 2, 2004 (the "Underwriting Agreement"), with Merrill Lynch,
Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), for itself and as representative of Banc of America Securities LLC ("Banc of America"), PNC
Capital Markets, Inc ("PNC"), IXIS Securities North America Inc. ("IXIS"), and
J.P. Morgan Securities Inc. ("JPMSI"; Merrill Lynch, Banc of America, PNC, IXIS
and JPMSI, collectively, in such capacity, the "Underwriters"), whereby the
Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the
"Publicly-Offered Certificates"). The Purchaser has also entered into a
Certificate Purchase Agreement, dated as of November 2, 2004 (the "Certificate
Purchase Agreement"), with Merrill Lynch, for itself and as representative of
Banc of America (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining
Certificates (such Certificates, the "Private Certificates").

                  Now, therefore, in consideration of the premises and the
mutual agreements set forth herein, the parties agree as follows:

                  SECTION 1. Agreement to Purchase.

                  The Seller agrees to sell, and the Purchaser agrees to
purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The
Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $393,056,419 (the "Bank of
America Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Bank of America Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the
"Cut-off Date Pool Balance") of $1,242,649,660 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on
November 10, 2004 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 103.48807% of the
Bank of America Mortgage Loan Balance as of the Cut-off Date, plus (ii)
$516,190, which amount represents the amount of interest accrued on the Bank of
America Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-off Date up to but not including the Closing Date.

                  The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

                  SECTION 2. Conveyance of Mortgage Loans.

                  (a) Effective as of the Closing Date, subject only to the
Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived by the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the
Pooling and Servicing Agreement.

                  (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

                  (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan (each, a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is not a Non-Serviced Trust Mortgage Loan shall contain the following documents:

                                       2

          (i) the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust
     2004-BPC1, Commercial Mortgage Pass-Through Certificates, Series 2004-BPC1,
     or in blank;

          (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office or, in the case of each MERS Mortgage Loan (as defined below), an original or a copy of the
     Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN (as defined below) of the Mortgage Loan and language indicating that the Mortgage Loan is a MERS Mortgage Loan;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan, an original or copy of any related Assignment of
     Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN of the
     Mortgage Loan and language indicating that the Mortgage Loan is a MERS
     Mortgage Loan;

          (iv) an original executed assignment, in recordable form (except for completion of the assignee's name (if the assignment is delivered in blank)
     or a certified copy of that assignment as sent for recording and any missing recording information), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the
     Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National
     Association, as trustee for the registered holders of Merrill Lynch
     Mortgage Trust 2004-BPC1, Commercial Mortgage Pass-Through Certificates,
     Series 2004-BPC1, or in blank or, in the case of each MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of the Mortgage Loan on the MERS system and the Trustee as the beneficiary of the assignment(s)
     of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above) in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill

                                       3

     Lynch Mortgage Trust 2004-BPC1, Commercial Mortgage Pass-Through
     Certificates, Series 2004-BPC1, or in blank or, in the case of each MERS
     Mortgage Loan, evidence from MERS indicating the Trustee's ownership of the
     Mortgage Loan on the MERS system and the Trustee as the beneficiary of the assignment of unrecorded documents relating to the Trust Mortgage Loan;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies or other evidence of filing of any prior UCC
     Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the
     Seller had possession of such UCC Financing Statements prior to the Closing
     Date) and, if there is an effective UCC Financing Statement in favor of the
     Seller on record with the applicable public office for UCC Financing
     Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-BPC1, Commercial
     Mortgage Pass-Through Certificates, Series 2004-BPC1, as assignee, or in blank or, in the case of each MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of the Mortgage Loan on the MERS system and the Trustee as the beneficiary of any effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements;

          (ix) an original or copy of any Ground Lease, guaranty or ground lessor estoppel;

          (x) any intercreditor agreement relating to permitted debt of the
     Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

          (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports, or any letter of credit, in each case relating to such Mortgage Loan; and

          (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter.

     For purposes of this Section 2(c), the Mortgage File with respect to each
Non-Serviced Trust Mortgage Loan shall contain the following documents:

                                       4

                  (i) the original executed Mortgage Note for such Mortgage Loan including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2004-BPC1, Commercial Mortgage
         Pass-Through Certificates, Series 2004-BPC1, or in blank;

                  (ii) an executed copy of the applicable Non-Serviced Loan
         Combination Intercreditor Agreement; and

                  (iii) an executed copy of the Banc of America Series 2004-4
         Pooling and Servicing Agreement.

     The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

     For purposes of this Section 2(c):

     "MERS" means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

     "MERS Mortgage Loan" means any Mortgage Loan registered with MERS on the
MERS(R) System, as to which MERS is acting as mortgagee, solely as nominee for the Seller and its successors and assigns, which Mortgage Loans are identified on Schedule III hereto.

     "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

     "MIN" means the mortgage identification number on the MERS(R) System for any MERS Mortgage Loan.

                  (d) The Seller hereby further represents and warrants that with respect to the Bank of America Center Non-Trust Mortgage Loan A-1 and the
Dallas Market Center Non-Trust Mortgage Loan, it has delivered to the Banc of
America Series 2004-4 Trustee the documents constituting the "Mortgage File"
within the meaning of the Banc of America Series 2004-4 Pooling and Servicing
Agreement.

                  The Seller shall take all actions reasonably necessary to
permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement with respect to the Mortgage Loans, including bearing the out-of-pocket costs and expenses of the Trustee in connection with the performance by the Trustee of its recording, filing and delivery obligations pursuant to Section 2.01(d).

                  If, on the Closing Date as to any MERS Mortgage Loan, the
Seller does not deliver written evidence of the Trustee's ownership of such
Mortgage Loan on the MERS(R) System showing the Trustee as a beneficiary of the assignment referred to in each of clause (iv)

                                       5

and (v) of the definition of "Mortgage File" or the UCC Financing Statements
referred to in clause (viii) of the definition of "Mortgage File", the Seller may satisfy the delivery requirements of this Agreement and Section 2.01(b) of the Pooling and Servicing Agreement by delivering such evidence of ownership within 90 days following the Closing Date; provided that, during such time, the
Seller shall execute any documents requested by the Master Servicer or the
Special Servicer with respect to such MERS Mortgage Loan that, in the reasonable discretion of the Master Servicer or the Special Servicer (exercised in accordance with the Servicing Standard), are necessary to evidence the Trustee's ownership of, or are otherwise required for an immediate servicing need with respect to, such Mortgage Loan.

                  (e) All such other relevant documents and records that (a)
relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such
Mortgage Loans by the Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

     The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

                  (f) The Seller shall take such actions as are reasonably
necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

                  (g) The Seller shall cause each of the Banc of America Series
2004-4 Master Servicer and Banc of America Series 2004-4 Special Servicer to
provide the Purchaser and the Trustee a Sarbanes-Oxley performance certification, an annual performance certification and an annual accountants'
report, all in a manner similar to that required, and within the time periods required, under the Banc of America Series 2004-4 Pooling and Servicing
Agreement.

                  SECTION 3. Representations, Warranties and Covenants of
Seller.

                  (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i) The Seller is a national banking association duly
               organized, validly existing and in good standing under the laws of the United States and the Seller has taken all necessary corporate action to authorize the execution, delivery and
               performance of

                                       6

               this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions
               contemplated hereby.

                    (ii) This Agreement has been duly and validly authorized,
               executed and delivered by the Seller, all requisite action by the
               Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                    (iii) The execution and delivery of this Agreement by the
               Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C)
               constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other
               instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

                    (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
               Seller or its properties or materially and adversely affect its performance hereunder.

                    (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the
               Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

                    (vi) No consent, approval, authorization or order of any
               court or governmental agency or body is required for the
               execution, delivery and performance by the Seller of or
               compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

                                       7

                    (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the
               Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the
               Mortgage Loans.

                    (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the
               Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this
               Agreement.

                    (ix) Under generally accepted accounting principles ("GAAP")
               and for federal income tax purposes, the Seller ---- will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration.
               The consideration received by the Seller upon the sale of the
               Mortgage Loans to the Purchaser will constitute at least
               reasonably equivalent value and fair consideration for the
               Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the
               Mortgage Loans to the Purchaser. The Seller is not selling the
               Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

                    (x) Each Mortgage Loan was either:

                         1. originated by a savings and loan association,
                    savings bank, commercial bank, credit union, insurance
                    company, or similar institution which is supervised and
                    examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act
                    (any of the foregoing, including the Seller, a "Qualified
                    Originator"); or

                         2. originated by a person that is not a Qualified
                    Originator (a "Non-Qualified Originator"), in which case,

                            (A) such Mortgage Loan was underwritten in
                         accordance with standards established by the Qualified
                         Originator (which standards are the same as the
                         Seller's in all material respects), using application
                         forms and related credit documents approved by the
                         Qualified Originator;

                            (B) the Qualified Originator approved each
                         application and related credit documents before a
                         commitment by the Non-Qualified Originator was issued,
                         and no such commitment was issued until the Qualified
                         Originator agreed to fund such Mortgage Loan;

                                       8

                            (C) the Mortgage Loan was originated by the
                         Non-Qualified Originator pursuant to an ongoing,
                         standing relationship with the Qualified Originator;
                         and

                            (D) the closing documents for the Mortgage Loan were
                         prepared on forms approved by the Qualified Originator,
                         and, pursuant to the Non-Qualified Originator's
                         ongoing, standing relationship with the Qualified
                         Originator, then

                                (I) such closing documents reflect the Qualified
                            Originator as the original mortgagee, and such
                            Mortgage Loan was actually funded by the Qualified
                            Originator at the closing thereof;

                                (II) such closing documents reflect the
                            Non-Qualified Originator as the original mortgagee,
                            but include assignment documents executed by the
                            Non- Qualified Originator in favor of the Qualified
                            Originator at the time of the closing of the
                            Mortgage Loan, reflecting the Qualified Originator
                            as the successor and assign to the Non-Qualified
                            Originator, and the Mortgage Loan was funded
                            initially by the Non-Qualified Originator at the
                            closing thereof and then acquired by the Qualified
                            Originator from such Non-Qualified Originator; or

                                (III) such closing documents reflect the
                            Non-Qualified Originator as the original mortgagee,
                            but include assignment documents executed by the
                            Non- Qualified Originator in favor of the Qualified
                            Originator at the time of the closing of the
                            Mortgage Loan, reflecting the Qualified Originator
                            as the successor and assign to the Non-Qualified
                            Originator, and the Mortgage Loan was funded
                            initially by the Qualified Originator at the closing
                            thereof and then acquired by the Qualified
                            Originator from such Non-Qualified Originator.

                  Each Mortgaged Property consists of one or more separate tax parcels of real property upon which is located one or more commercial structures and otherwise meets the requirements for eligibility under the Secondary
Mortgage Market Enhancement Act of 1984 for commercial property.

                  (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

                  (c) If the Seller discovers or receives written notice of a
Document Defect or a Breach relating to a Mortgage Loan pursuant to Section
2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from such discovery or receipt of such

                                       9

notice (or, in the case of a Document Defect or Breach relating to a Mortgage
Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions
(a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the
Seller receives such notice in a timely manner), if such Document Defect or
Breach shall materially and adversely affect the value of the related Mortgage
Loan or the interest of the Certificateholders therein, cure such Document
Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan
(which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement)
not later than the end of such 90-day period or (ii) substitute a Qualified
Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such
90-day period (and in no event later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Collection Account, any
Substitution Shortfall Amount in connection therewith; provided, however, that, unless the breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such
90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for the purpose of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial
90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially
Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document
Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the
Mortgage Loan or for any immediate servicing obligations.

                  A Document Defect or Breach as to a Mortgage Loan (which
Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interest of the Certificateholders therein) that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), and is not cured as provided for above, shall require the repurchase or substitution of all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an

                                       10

appraisal obtained by the Special Servicer at the expense of the related Seller shall not be greater than the weighted average loan-to-value ratio for all such
Crossed Loans, including the affected Crossed Loan; provided, that if such debt service coverage and loan-to-value criteria are satisfied and any Crossed Loan
(that is not the Crossed Loan directly affected by the subject Breach or
Document Defect) is not so materially and adversely affected and therefore is not so repurchased or substituted, then such Crossed Loan shall be released from its cross-collateralization and cross-default provision so long as such Crossed
Loan (that is not the Crossed Loan directly affected by the subject Breach or
Document Defect) is held in the Trust Fund; and provided, further, that the repurchase of less than all such Crossed Loans and the release of any Crossed
Loan from a cross-collateralization and cross-default provision shall be subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of
REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions; and provided, further, that the
Controlling Class Representative (if one is then acting) shall have consented to the repurchase or substitution of the affected Crossed Loan, which consent shall not be unreasonably withheld.

                  For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the last proviso in the second preceding sentence), the
Seller shall in all cases on or prior to the second anniversary of the Closing
Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan.

                  To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not impair the ability of the other party to exercise its remedies against the Primary Collateral securing the
Crossed Loan(s) held thereby.

                  If the exercise by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances.
Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related

                                       11

cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

                  For purposes hereof, "Primary Collateral" shall mean the
Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

                  The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy for a breach of the representation in paragraph 30 on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses
(without regard to whether such costs and expenses are material or not)
specified in such paragraph that have not, at the time of such cure, been received by the Master Servicer or the Special Servicer from the related
Mortgagor and not a repurchase of the related Mortgage Loan. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller.

                  (d) In connection with any permitted repurchase or
substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the
Purchase Price (as defined in the Pooling and Servicing Agreement) or
Substitution Shortfall Amount(s), as applicable, in the Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s)
for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the
Master Servicer, respectively, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the
Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

                  (e) This Section 3 provides the sole remedy available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement.

                  (f) If, upon any payment in full with respect to any MERS
Mortgage Loan, none of the Trustee, the Master Servicer or any Sub-Servicer of
such Mortgage Loan is registered with MERS and is unable to reflect the release of the related Mortgage on the MERS System, the Seller shall take all necessary action to reflect the release of such Mortgage on the MERS System and shall take such other actions as are necessary to enable the Master Servicer and the
Trustee to comply with the provisions of Section 3.10 of the Pooling and
Servicing Agreement and any other provisions relating to the release of the
Mortgage Loan or the related Mortgage File.

                                       12

                  SECTION 4. Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

                  (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

                  (b) This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

                  (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

                  (e) Except as may be required under federal or state
securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

                                       13

                  (f) Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

                  (g) There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

                  (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

                  SECTION 5. Closing. The closing of the sale of the Mortgage
Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood
LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

                  (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

                  (b) All documents specified in Section 6 of this Agreement
(the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (c) The Seller shall have delivered and released to the
Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

                  (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

                                       14

                  (f) A letter from the independent accounting firm of Ernst &
Young LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and
Prospectus Supplement, respectively; and

                  (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of November 2, 2004 among the Seller, Merrill Lynch Mortgage Lending, Inc., PNC Bank, National
Association, IXIS Real Estate Capital Inc., the Purchaser, the Underwriters and
the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

                  SECTION 6. Closing Documents. The Closing Documents shall
consist of the following:

                  (a) (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the Servicing Rights Purchase Agreement, dated as of November
10, 2004, between the Seller and Midland Loan Services, Inc., duly executed by such parties;

                  (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                  (c) An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                  (d) An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the
Prospectus Supplement, as of the date of the Prospectus Supplement or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has carefully examined the Specified Portions of the
Private Placement Memorandum, dated as of November 2, 2004 (the "Memorandum")
(pursuant to which certain

                                       15

classes of the Private Certificates are being privately offered) and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified
Portions" of the Prospectus Supplement shall consist of Annex A-1 thereto, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the
Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain
Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the
Seller hereunder), Annex B to the Prospectus Supplement entitled "Certain
Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Structural and
Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with Annex A-1, Annex A-2 and/or Annex B and the information contained in the diskette relates to the Mortgage Loans sold by the Seller), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and, without limitation, exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the
Pooling and Servicing Agreement): "Summary of Prospectus Supplement--Relevant
Parties--Mortgage Loan Sellers," "Summary of Prospectus Supplement--Relevant
Parties--Banc of America Series 2004-4 Trustee, Master Servicer and Special
Servicer," "Summary of Prospectus Supplement--The Mortgage Loans And The
Mortgaged Real Properties," "Risk Factors" and "Description of the Mortgage
Pool". The "Specified Portions" of the Memorandum shall consist of the Specified
Portions of the Prospectus Supplement (as attached as an exhibit to the
Memorandum);

                  (e) Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing Date;

                  (f) A written opinion of counsel for the Seller relating to certain corporate and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

                  (g) Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

                  SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in

                                       16

connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser are parties with respect to the transactions contemplated by this Agreement.

                  SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the
Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and
not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the
Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this
Agreement shall also be deemed to be a security agreement within the meaning of
Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the
Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset
Prepayment Interest Shortfalls), from time to time held or invested in the
Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii)
the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage
Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to
Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable)
of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller
does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the
Seller.

                  SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent by facsimile or delivered to the intended recipient at the "Address for Notices"
specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such

                                       17

communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  SECTION 10. Representations, Warranties and Agreements to
Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the
Trustee).

                  SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

                  SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

                  SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS,
DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED
IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES
HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL
OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

                  SECTION 14. Attorneys' Fees. If any legal action, suit or
proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                  SECTION 15. Further Assurances. The Seller and the Purchaser
agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

                                       18

                  SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters (as intended third party beneficiaries hereof), the
Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

                  SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

                  SECTION 18. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

                  SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                  SECTION 20. Cross-Collateralized Mortgage Loans. Each Crossed
Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the
Mortgage Loans in a Crossed Loan Group shall be the property identified in the
Mortgage Loan Schedule as corresponding thereto. The provisions of this
Agreement, including, without limitation, each of the representations and warranties set forth in Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 20. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the
Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan
Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                                       19

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                SELLER

                                BANK OF AMERICA, N.A.

                                By: /s/ Brendan D. Stone
                                    --------------------------------------
                                    Name:  Brendan D. Stone
                                    Title: Vice President

                                Address for Notices:

                                Telecopier No.:
                                Telephone No.:

                                PURCHASER

                                MERRILL LYNCH MORTGAGE INVESTORS,
                                    INC.

                                By: /s/ George H. Kok
                                    --------------------------------------
                                    Name:  George H. Kok
                                    Title: Senior Vice President

                                Address for Notices:

                                Four World Financial Center
                                250 Vesey Street
                                New York, New York 10080

                                Telecopier No.:
                                Telephone No.:

                      BOA MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                  For purposes of this Schedule I, the "Value" of a Mortgaged
Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

                  1. Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

                  2. Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; and provided further that, if the related assignment of Mortgage and/or assignment of
Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the
Trustee (or, in the case of any Non-Serviced Trust Mortgage Loan, in favor of the Banc of America Series 2004-4 Trustee) shall be (or, in the case of any
Non-Serviced Trust Mortgage Loan, was) required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

                  3. Payment Record. No scheduled payment of principal and
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in November 2004 without giving effect to any applicable grace period, nor was any such payment

30 days or more delinquent in the twelve-month period immediately preceding the
Due Date for such Mortgage Loan in November 2004, without giving effect to any applicable grace period.

                  4. Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a
"marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up"
commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only)
under leases (including subleases) pertaining to the related Mortgaged Property;
(f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed
Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration. The Permitted
Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged
Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such
Mortgage executed and delivered in favor of the Trustee (or, in the case of any
Non-Serviced Trust Mortgage Loan, in favor of the Banc of America Series 2004-4
Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the
Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee (or, in the case of any
Non-Serviced Trust Mortgage Loan, to the Banc of America Series 2004-4 Trustee);
provided that, if the related assignment of Mortgage and/or assignment of
Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the
Trustee (or, in the case of any Non-Serviced Trust Mortgage Loan, in favor of the Banc of America Series 2004-4 Trustee) shall be (or, in the case of any
Non-Serviced Trust Mortgage Loan, was) prepared or delivered and instead, the
Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

                  5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein,

                                      S-I-2

except for Permitted Encumbrances and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the
Trustee (or, in the case of any Non-Serviced Trust Mortgage Loan, in favor of the Banc of America Series 2004-4 Trustee) is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided that, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee (or, in the case of any Non-Serviced Trust Mortgage Loan, in favor of the Banc of America Series
2004-4 Trustee) shall be (or, in the case of any Non-Serviced Trust Mortgage
Loan, was) prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage
Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

                  6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part.

                  7. Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such
Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a)
none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the

                                     S-I-3

extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

                  8. Title Insurance. Each Mortgaged Property securing a
Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage
Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the
Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such
Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy.
Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee (or, in the case of any Non-Serviced Trust Mortgage Loan, will inure to the benefit of the Banc of
America Series 2004-4 Trustee) as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

                  9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

                  10. Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related

                                     S-I-4

Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged
Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

                  11. Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the
Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

                  12. Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than
(or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental
Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the
Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action"
letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not

                                     S-I-5

greater than 2% of the outstanding principal balance of the related Mortgage
Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto are covered by environmental insurance policies and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related
Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the
Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

                  13. Loan Document Status. Each Mortgage Note, Mortgage, and
each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii)
general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or

                                     S-I-6

rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

                  14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the
Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of
(1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged
Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama,
Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10)

                                     S-I-7

days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from
S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best
Company of not less than "A-minus: V" (or the equivalent) and, if rated by
Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related
Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged
Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan;
and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation
18 below).

                  Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

                  15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

                  16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

                  17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located
(including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage
Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming

                                     S-I-8

use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged
Property).

                  18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

                  (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and
             there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related
             Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

                  (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee
             Interest and Permitted Encumbrances;

                  (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground
             Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

                  (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such
             Ground Lease;

                  (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such
             Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such
             Ground Lease;

                  (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground
             Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                                     S-I-9

                  (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity
             Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

                  (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground
             Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

                  (ix) under the terms of such Ground Lease and the related
             Mortgage, taken together, any related casualty insurance proceeds
             (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  (x) such Ground Lease does not impose any restrictions on
             subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the
             origination of such Mortgage Loan; and

                  (xi) such Ground Lease provides that (i) it may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

                  19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in

                                     S-I-10

real property was the only security for the Mortgage Loan at the time such
Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

                  20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than amounts paid by the tenant as specifically provided under a related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

                  21. No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

                  22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                  23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged
Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would

                                     S-I-11

permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

                  24. No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

                  25. Compliance. Each Mortgage Loan complied with, or was
exempt from, all applicable usury laws in effect at its date of origination.

                  26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

                  27. Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

                  28. Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in connection with a defeasance of the related
Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged
Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain
Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related
Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions

                                     S-I-12

precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

                  29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i). To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

                  30. Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

                  31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                  32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

                  33. No Material Default. To the Seller's knowledge, there
exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

                  34. Due-on-Sale. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized
Mortgage Loans

                                     S-I-13

or multi-property Mortgage Loans, transfers among co-Mortgagors or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

                  36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

                  37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

                  38. ARD Loans. Each ARD Loan requires scheduled monthly
payments of principal. If any ARD Loan is not paid in full by its Anticipated
Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer.

                  39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording, in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage.
If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged
Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing;
and (b) one or more UCC financing statements covering such personal property have been filed or recorded (or

                                     S-I-14

have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee (or, in the case of any Non-Serviced Trust Mortgage Loan, in favor of the Banc of America Series 2004-4 Trustee) constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation
13 hereof, binding assignment thereof from the relevant assignor to the Trustee
(or, in the case of any Non-Serviced Trust Mortgage Loan, to the Banc of America
Series 2004-4 Trustee) provided that, if the related security agreement and/or
UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee (or, in the case of any Non-Serviced Trust Mortgage Loan, in favor of the Banc of America Series 2004-4 Trustee) shall be (or, in the case of any
Non-Serviced Trust Mortgage Loan, was) prepared or delivered and instead, the
Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.
Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                  40. Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  41. Commencement of Amortization. Each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

                  42. Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

                  43. Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor, or an entity controlled by a principal of such Mortgagor for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

                                     S-I-15

                  44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

                  45. Fee Simple Interest. Unless such Mortgage Loan is secured by a Ground Lease and is the subject of paragraph 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon.

                  46. Escrows. All escrow deposits (including capital
improvements and environmental remediation reserves) relating to any Mortgage
Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

                  47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant)
for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

                  48. Grace Period. With respect to each Mortgage Loan, the
related Mortgage or Mortgage Note provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five
(5) days from notice to the related Mortgagor of the default.

                  49. Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor impaired property policy, then the Seller:

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

                  (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

                                     S-I-16

                  50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

                  51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

                  52. Appraisal. In connection with its origination or
acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged
Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage
Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal
Practice" as adopted by the Appraisal Standards Board of the Appraisal
Foundation, all as in effect on the date the Mortgage Loan was originated.

                  53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                     S-I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

REPRESENTATION 12

------------------------------------------------------------ ---------------------------------------------------------

Simon - Washington Square Mall (58297)                       The Phase I environmental assessment recommended that
                                                             certain remedial actions in the nature of "clean-up" be
                                                             taken with respect to waste oil and certain repairs be
                                                             made with respect to a trash compactor.
------------------------------------------------------------ ---------------------------------------------------------
Bank of America Center (58399)                               The soil and groundwater of the Mortgaged Property has
                                                             been contaminated due to petroleum leaks from
                                                             underground storage formerly located on the Mortgaged
                                                             Property that belonged to the City and County of San
                                                             Francisco ("San Francisco").  The prior owner of the
                                                             Mortgaged Property, 555 California Street LLC,
                                                             initiated an action against San Francisco in relation
                                                             to such contamination which resulted in a Settlement
                                                             Agreement and Mutual Release dated December 10, 2003 by
                                                             and between San Francisco and 555 California Street LLC
                                                             (the "Settlement Agreement").

                                                             Pursuant to the terms of the Settlement Agreement, San
                                                             Francisco is required to provide remediation and
                                                             monitoring results (which the related borrower is
                                                             required to provide to the mortgagee) until such time
                                                             as there are four consecutive quarters of acceptable
                                                             remediation and monitoring results.

                                                             The related borrower is required enforce San
                                                             Francisco's obligations to monitor and remediate the
                                                             contamination pursuant to the terms of the Settlement
                                                             Agreement.

                                                             The related borrower is required to use commercially
                                                             reasonable efforts deliver to mortgagee a letter from
                                                             the City and County of San Francisco Department of
                                                             Health - Local Oversight Program which will indicate
                                                             that monitoring and remediation is no longer required
                                                             under the Settlement Agreement.
------------------------------------------------------------ ---------------------------------------------------------

REPRESENTATION 14

------------------------------------------------------------ ---------------------------------------------------------

All Bank of America, N.A's Mortgage Loans                    Bank of America's loan documents require that the
                                                             insurer for all of the required coverages set forth
                                                             herein shall be rated "BBB" or better by S&P and "BAA2"
                                                             by Moody's and/or have a general policy rating of "A"
                                                             or better and a financial class of VIII or better by
                                                             A.M. Best Company, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Bank of America Center (58399)                               The required insurance policies shall be issued by
                                                             insurance companies having a claims paying ability
                                                             rating of "A" or better by at least two Rating
                                                             Agencies, one of which must be S&P or such other Rating
                                                             Agencies approved by the mortgagee, provided, however,
                                                             that if the related borrower elects to have its
                                                             insurance coverage provided by a syndicate of insurers,
                                                             then (i) if such syndicate consists of 5 or more
                                                             members, (A) at least 60% of the insurance coverage
                                                             (and 100% of the first layer of such coverage) shall be
                                                             provided by insurance companies having a claims paying
                                                             ability rating of "A" or better by at least two Rating
                                                             Agencies, one of which must be S&P, and (B) of the
                                                             remaining 40% of the coverage, (I) 30% (of the total
                                                             syndicate) shall be provided by insurance companies
                                                             having a claims paying ability rating of "BBB" or
                                                             better by at least two Rating Agencies, one of which
                                                             must be S&P, and (II) the bottom 10% (of the total
                                                             syndicate) shall be provided by insurance carriers
                                                             having a general policy rating of "A" or better and a
                                                             financial class of "XII" or better by A.M. Best
                                                             Company, Inc., or (ii) if such syndicate consists of
                                                             four or fewer members, (A) at least 75% of the
                                                             insurance coverage (and 100% of the first layer of such
                                                             coverage) shall be provided by insurance companies
                                                             having a claims paying ability rating of "A" or better
                                                             by at least two Rating Agencies, one of which must be
                                                             S&P, and (B) of the remaining 25% of the coverage, (I)
                                                             15% (of the total syndicate) shall be provided by
                                                             insurance companies having a claims paying ability
                                                             rating of "BBB" or better by at least two Rating
                                                             Agencies, one
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

                                                             of which must be S&P, and (II) the bottom 10% (of the
                                                             total syndicate) shall be provided by insurance
                                                             carriers having a general policy rating of "A" or
                                                             better and a financial class of "XII" or better by
                                                             A.M. Best Company, Inc.
------------------------------------------------------------ ---------------------------------------------------------

REPRESENTATION 17

------------------------------------------------------------ ---------------------------------------------------------
Zeman Portfolio - Farmington Estates (58264)                 The Mortgaged Property is in violation of several
                                                             sections (regarding stair railings, roof permits, deck
                                                             skirting, deck support, parking on grass and others.)
                                                             of the building code.  The related borrower is in the
                                                             process of curing such violations pursuant to a
                                                             post-closing agreement.
------------------------------------------------------------ ---------------------------------------------------------

REPRESENTATION 26

------------------------------------------------------------ ---------------------------------------------------------
Zeman Portfolio - Farmington Estates (58264)                 The related borrower is in the process of fulfilling
                                                             its obligations as a post closing condition to show
                                                             evidence that the related borrower transferred  the
                                                             existing mobile home permit/license for the Mortgaged
                                                             Property from the previous owner to the related
                                                             borrower.
------------------------------------------------------------ ---------------------------------------------------------

REPRESENTATION 28

------------------------------------------------------------ ---------------------------------------------------------
Dallas Market Center (58320)                                 The related borrower may release the "Garage Parcels"
                                                             provided certain conditions are satisfied, including
                                                             receipt of a no-down grade letter and a REMIC opinion.
------------------------------------------------------------ ---------------------------------------------------------
Simon - Washington Square Mall (58297)                       The related borrower may, on a one-time basis during
                                                             the term of the Mortgage Loan, obtain a release of the
                                                             lien of the mortgage (and the related Mortgage Loan
                                                             documents) encumbering the Mortgaged Property ("Release
                                                             Property") by substituting therefor another retail
                                                             property of like kind and quality acquired by the
                                                             related borrower (individually, a "New Property"),
                                                             provided that the certain conditions set forth in the
                                                             related loan
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

                                                             agreement are satisfied, which conditions include, without limitation, the following: no event of default shall exist, the fair market value of the New Property shall be not less than one hundred ten percent (110%) of the greater of (i)
                                                             the fair market value of the Release Property as of the
                                                             origination date and (ii) the fair market value of the
                                                             Release Property as of the date immediately preceding the
                                                             substitution, the "net operating income"(as defined in the related loan agreement) for the New Property shall be
                                                             greater than one hundred fifteen percent (115%) of the net operating income for the Release Property, and the
                                                             mortgagee shall have received confirmation from each of the
                                                             Rating Agencies that such substitution will not result in a withdrawal, qualification or downgrade of the respective
                                                             ratings.

                                                             Provided no "event of default" (as defined in the related
                                                             loan agreement) shall have occurred and be continuing, the related borrower without the consent of the mortgagee may
                                                             (i) make transfers of immaterial or non-income producing
                                                             portions of the Mortgaged Property to any federal, state or local government or any political subdivision thereof in
                                                             connection with takings or condemnations of any portion of the Mortgaged Property for dedication or public use, (ii)
                                                             make transfers of non-income producing portions of the
                                                             Mortgaged Property to third parties for the purpose of
                                                             erecting and operating additional structures whose use is
                                                             integrated and consistent with the use of the Mortgaged
                                                             Property and (iii) dedicate portions of the Mortgaged
                                                             Property or grant easements, restrictions, reservations and rights of way in the ordinary course of business for
                                                             traffic circulation, ingress, egress, parking, access,
                                                             utilities lines or for other similar purposes. It shall be a condition to any of the transfers in (ii) and (iii) above that no transfer, conveyance or other encumbrance shall
                                                             materially impair the utility or operation of the Mortgaged
                                                             Property and no transfer, conveyance or other encumbrance
                                                             shall materially adversely affect
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

                                                             the value of the Mortgaged Property, taken as a whole.
                                                             Further, provided, that with respect to the transfers in
                                                             (ii) above, the related borrower shall deliver to the
                                                             mortgagee (A) legal opinions or title insurance to the
                                                             effect that the transferred portion of the Mortgaged
                                                             Property constitutes or will constitute one or more
                                                             complete tax lots and, if applicable, has been legally
                                                             subdivided and after giving effect to such transfer the
                                                             remaining portion of the Mortgaged Property complies with
                                                             applicable zoning, parking and other legal requirements and
                                                             (B) an opinion of counsel in form and substance and
                                                             delivered by counsel satisfactory to the mortgagee in its
                                                             reasonable discretion stating, among other things, that any
                                                             REMIC Trust formed pursuant to a securitization will not
                                                             fail to maintain its status as a "real estate mortgage
                                                             investment conduit" within the meaning of Section 860D of
                                                             the Internal Revenue Code of 1986, as amended, as a result of such release. The related borrower shall also deliver to the mortgagee a certificate of the related borrower that
                                                             such transfer does not violate any major leases or any
                                                             reciprocal easement agreement. The first $750,000.00 of net proceeds from the transfer of any currently unimproved,
                                                             non-income revenue generating portions of the Mortgaged
                                                             Property not necessary for the operation of the Mortgaged
                                                             Property after the payment of the cost of the related
                                                             alterations may be retained by the related borrower, with
                                                             the excess to be escrowed with the mortgagee to secure the related borrower's payment of principal and interest on the related promissory note and its other obligations under the
                                                             Mortgage Loan documents.
------------------------------------------------------------ ---------------------------------------------------------

REPRESENTATION 37
------------------------------------------------------------ ---------------------------------------------------------

Forum at Olympia - III (58163)                               The Mortgaged Property does not consist of a separate
                                                             tax lot.  The mortgagee is escrowing and paying taxes
                                                             for the entire tax parcel and the related borrower is
                                                             in the process of subdividing the Mortgaged Property
                                                             into one or more separate tax lots.
------------------------------------------------------------ ---------------------------------------------------------
Sugarloaf & Southwood 75 Business Centers (58352)            The pro forma title policy states that the tax parcel
                                                             with respect to the Mortgaged Property contains other
                                                             property in addition to the Mortgaged Property; however
                                                             the mortgagee is escrowing and paying taxes for the
                                                             entire tax parcel and the pro forma title policy
                                                             contains an endorsement insuring the mortgagee against
                                                             damage which the mortgagee may sustain due to the entry
                                                             of any final judgment extinguishing the easements
                                                             described as appurtenances to the Mortgaged Property by
                                                             reason of issuance of a tax deed for nonpayment of
                                                             general or special real estate taxes.
------------------------------------------------------------ ---------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

     MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS
 CONDUCTED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE
       WITH RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

                                     [None.]

                             ANNEX C (TO SCHEDULE I)

           MORTGAGE LOANS COVERED BY ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

                                     [None.]

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                                                    MORTGAGE
LOAN #                    PROPERTY NAME                          LOAN SELLER     PROPERTY TYPE            ADDRESS
------                    -------------                          -----------     -------------            -------

  1    Bank of America Center                                        BofA           Office         555 California Street,
                                                                                                   315 Montgomery Street, and
                                                                                                   345 Montgomery Street
  3    Dallas Market Center                                          BofA            Other         2100 Stemmons Freeway
  8    Simon - Washington Square Mall                                BofA           Retail         10202 East Washington Street
 10    Sun Communities Portfolio 3                                   BofA    Manufactured Housing  Various
10.01  Sun Communities Portfolio 3 - Meadowbrook Estates             BofA    Manufactured Housing  1250 Strandwyck
10.02  Sun Communities Portfolio 3 - OrangeTree Village              BofA    Manufactured Housing  880 Navel Orange Drive
10.03  Sun Communities Portfolio 3 - St. Clair Place                 BofA    Manufactured Housing  2700 Cox Road
 11    Sun Communities Portfolio 6                                   BofA    Manufactured Housing  Various
11.01  Sun Communities Portfolio 6 - Island Lakes                    BofA    Manufactured Housing  4499 Wood Stork Drive
11.02  Sun Communities Portfolio 6 - Kings Lake                      BofA    Manufactured Housing  369 Kingslake Drive
11.03  Sun Communities Portfolio 6 - Town and Country                BofA    Manufactured Housing  849 Manor Lane
11.04  Sun Communities Portfolio 6 - Country Acres                   BofA    Manufactured Housing  300 Kristy Jo Street
 19    Sugarloaf Business Center and Southwood 75 Business Center    BofA           Office         Various
19.01  Sugarloaf Business Center                                     BofA           Office         1845 & 1855 Satellite Boulevard
19.02  Southwood 75 Business Center                                  BofA           Office         2450 Mount Zion Parkway
 28    Sun Communities - Woods Edge                                  BofA    Manufactured Housing  1670 East 650 North
 30    Sun Communities Portfolio 7                                   BofA    Manufactured Housing  Various
30.01  Sun Communities Portfolio 7 - Woodlake Estates                BofA    Manufactured Housing  12204 Indianapolis Road
30.02  Sun Communities Portfolio 7 - Ariana Village                  BofA    Manufactured Housing  1625 Ariana Street
30.03  Sun Communities Portfolio 7 - Byron Center                    BofA    Manufactured Housing  2680 84th Street Southwest
 33    Courtyard Dulles Town Center                                  BofA         Hospitality      45500 Majestic Drive
 34    Sun Communities - Continental North                           BofA    Manufactured Housing  4250 North State Road
 42    Forum III at Olympia Parkway                                  BofA           Retail         8230 Agora Parkway
 43    Zeman Portfolio - Farmington Estates                          BofA    Manufactured Housing  3308 Kehm Boulevard
 50    Highway 66 & Sara Road All Storage                            BofA        Self Storage      10221 West Highway 66 Street
 54    Sun Communities - Continental Estates                         BofA    Manufactured Housing  41 Revere Drive
 55    Zeman Portfolio - Midway                                      BofA    Manufactured Housing  3308 Kehm Boulevard
 56    Zeman Portfolio - Shoreline Terrace                           BofA    Manufactured Housing  38569 - 38619 North Sheridan Road
 70    Sun Communities - Davison East                                BofA    Manufactured Housing  11100 Davison Road
 86    Mustang Shopping Center and All Storage                       BofA        Self Storage      82 Armstrong Drive
 87    Zeman Portfolio - Redwood MHC and Self Storage                BofA    Manufactured Housing  15242 East 1830 North Road
 92    Sun Communities - Forest Meadows                              BofA    Manufactured Housing  1284 North 19th Street
 94    Sun Communities - Village Trails                              BofA    Manufactured Housing  518 Hickory Lane

                                                             ZIP           CUTOFF BALANCE         ORIGINAL          IO MONTHLY
 LOAN #           CITY              COUNTY      STATE        CODE           (11/1/2004)           BALANCE           DEBT SERVICE
 ------           ----              ------      -----        ----            -----------           -------          ------------

    1       San Francisco      San Francisco      CA        94104           130,000,000.00      130,000,000.00        534,619.25
    3       Dallas             Dallas             TX        75207            49,875,579.52       50,000,000.00
    8       Indianapolis       Marion             IN        46229            30,693,522.00       30,693,522.00        154,043.11
   10       Various            Various          Various    Various           26,922,749.00       26,922,749.00        114,896.26
  10.01     Monroe             Monroe             MI        48161            17,760,000.00       17,760,000.00
  10.02     Orange City        Volusia            FL        32763             6,122,749.00        6,122,749.00
  10.03     Saint Clair        Saint Clair        MI        48079             3,040,000.00        3,040,000.00
   11       Various            Various          Various    Various           25,366,570.00       25,366,570.00        108,255.07
  11.01     Merritt Island     Brevard            FL        32953             9,006,570.00        9,006,570.00
  11.02     DeBary             Volusia            FL        32713             6,240,000.00        6,240,000.00
  11.03     Traverse City      Grand Traverse     MI        49686             5,480,000.00        5,480,000.00
  11.04     Cadillac           Wexford            MI        49601             4,640,000.00        4,640,000.00
   19       Various            Various            GA       Various           16,769,264.61       16,800,000.00
  19.01     Duluth             Gwinnett           GA        30097             8,953,725.00        8,970,135.75
  19.02     Jonesboro          Clayton            GA        30236             7,815,539.61        7,829,864.25
   28       West Lafayette     Tippecanoe         IN        47906            13,764,053.00       13,764,053.00         58,739.85
   30       Various            Various          Various    Various           13,357,743.00       13,357,743.00         57,005.87
  30.01     Yoder              Allen              IN        46798             5,018,465.00        5,018,465.00
  30.02     Lakeland           Polk               FL        33803             4,339,278.00        4,339,278.00
  30.03     Byron Center       Kent               MI        49315             4,000,000.00        4,000,000.00
   33       Sterling           Loudoun            VA        20166            12,467,424.95       12,500,000.00
   34       Davison            Genesee            MI        48423            12,458,235.00       12,458,235.00         53,167.10
   42       Selma              Bexar              TX        78154             9,366,661.69        9,400,000.00
   43       Park City          Lake               IL        60085             9,320,000.00        9,320,000.00         42,805.20
   50       Yukon              Canadian           OK        73099             8,092,276.62        8,100,000.00
   54       Davison            Genesee            MI        48423             7,680,000.00        7,680,000.00         32,775.38
   55       Park City          Lake               IL        60085             6,500,000.00        6,500,000.00         29,853.41
   56       Beach Park         Lake               IL        60099             6,460,000.00        6,460,000.00         30,131.45
   70       Davison            Genesee            MI        48423             4,626,928.00        4,626,928.00         19,746.00
   86       Mustang            Canadian           OK        73064             3,196,255.19        3,200,000.00
   87       Pontiac            Livingston         IL        61764             2,760,000.00        2,760,000.00         12,873.50
   92       Philomath          Benton             OR        97370             1,699,156.00        1,699,156.00          7,251.36
   94       Howard City        Montcalm           MI        49329             1,680,000.00        1,680,000.00          7,169.61

              IO ANNUAL         MONTHLY          ANNUAL                         PRIMARY          MASTER          TRUSTEE &
                 DEBT          P&I DEBT         P&I DEBT       INTEREST        SERVICING       SERVICING          PAYING
 LOAN #        SERVICE          SERVICE          SERVICE       RATE (%)        FEE RATE         FEE RATE         AGENT FEE
 ------        -------          -------          -------       --------        --------         --------         ---------

    1          6,415,431                                          4.8673         0.03000          0.01000           0.00170
    3                          314,465.79      3,773,589.42       6.0966         0.03000          0.01000           0.00170
    8          1,848,517       182,840.84      2,194,090.08       5.9400         0.02000          0.02000           0.00170
   10          1,378,755       145,367.46      1,744,409.52       5.0510         0.10000          0.02000           0.00170
  10.01
  10.02
  10.03
   11          1,299,061       136,964.98      1,643,579.76       5.0510         0.10000          0.02000           0.00170
  11.01
  11.02
  11.03
  11.04
   19                          100,724.49      1,208,693.88       6.0000         0.10000          0.02000           0.00170
  19.01
  19.02
   28            704,878       74,318.02        891,816.24        5.0510         0.10000          0.02000           0.00170
   30            684,070       72,124.18        865,490.16        5.0510         0.10000          0.02000           0.00170
  30.01
  30.02
  30.03
   33                          82,535.96        990,431.52        6.2600         0.10000          0.02000           0.00170
   34            638,005       67,267.35        807,208.20        5.0510         0.10000          0.02000           0.00170
   42                          56,086.08        673,032.96        5.9550         0.10000          0.02000           0.00170
   43            513,662       52,543.72        630,524.64        5.4359         0.10000          0.02000           0.00170
   50                          45,737.13        548,845.56        5.4500         0.10000          0.02000           0.00170
   54            393,305       41,467.61        497,611.32        5.0510         0.10000          0.02000           0.00170
   55            358,241       36,645.30        439,743.60        5.4359         0.10000          0.02000           0.00170
   56            361,577       36,762.30        441,147.60        5.5205         0.10000          0.02000           0.00170
   70            236,952       24,982.77        299,793.24        5.0510         0.10000          0.02000           0.00170
   86                          19,175.92        230,111.04        5.6000         0.10000          0.02000           0.00170
   87            154,482       15,706.49        188,477.88        5.5205         0.10000          0.02000           0.00170
   92             87,016        9,174.47        110,093.64        5.0510         0.10000          0.02000           0.00170
   94             86,035        9,071.04        108,852.48        5.0510         0.10000          0.02000           0.00170

                  BROKER                        NET
                   STRIP       ADMIN.        MORTGAGE                                    REMAINING
 LOAN #            RATE         FEE        INTEREST RATE      ACCRUAL TYPE      TERM       TERM
-------         ---------     --------     -------------     --------------    -------   ----------

    1                           0.0417            4.8256       Actual/360        84         82
    3                           0.0417            6.0549       Actual/360        120        118
    8                           0.0417            5.8983       Actual/360        120        116
   10                           0.1217            4.9293       Actual/360        120        116
  10.01
  10.02
  10.03
   11                           0.1217            4.9293       Actual/360        120        116
  11.01
  11.02
  11.03
  11.04
   19                           0.1217            5.8783       Actual/360        120        118
  19.01
  19.02
   28                           0.1217            4.9293       Actual/360        120        116
   30                           0.1217            4.9293       Actual/360        120        116
  30.01
  30.02
  30.03
   33                           0.1217            6.1383       Actual/360        180        178
   34                           0.1217            4.9293       Actual/360        120        116
   42                           0.1217            5.8333       Actual/360        120        116
   43                           0.1217            5.3142       Actual/360        60         56
   50                           0.1217            5.3283       Actual/360        120        119
   54                           0.1217            4.9293       Actual/360        120        116
   55                           0.1217            5.3142       Actual/360        60         56
   56                           0.1217            5.3988       Actual/360        60         56
   70                           0.1217            4.9293       Actual/360        120        116
   86                           0.1217            5.4783       Actual/360        120        119
   87                           0.1217            5.3988       Actual/360        60         56
   92                           0.1217            4.9293       Actual/360        120        116
   94                           0.1217            4.9293       Actual/360        120        116

               MATURITY/                           REMAINING                                       ARD               ENVIRONMENTAL
                  ARD             AMORT              AMORT             TITLE        ARD           STEP                   REPORT
 LOAN #           DATE             TERM               TERM              TYPE       (Y/N)         UP (%)                   TYPE
 ------           ----             ----               ----              ----       -----         ------                   ----

    1           9/1/2011            0                  0                Fee         No                                  Phase I
    3           9/1/2014           330                328            Leasehold      No                                  Phase I
    8           7/1/2014           360                360               Fee         No                                  Phase I
   10           7/1/2014           360                360               Fee         No                                  Phase I

  10.01                                                                 Fee                                             Phase I
  10.02                                                                 Fee                                             Phase I
  10.03                                                                 Fee                                             Phase I
   11           7/1/2014           360                360               Fee         No                                  Phase I

  11.01                                                                 Fee                                             Phase I
  11.02                                                                 Fee                                             Phase I
  11.03                                                                 Fee                                             Phase I
  11.04                                                                 Fee                                             Phase I
   19           9/1/2014           360                358               Fee         No                                  Phase I
  19.01                                                                 Fee                                             Phase I
  19.02                                                                 Fee                                             Phase I
   28           7/1/2014           360                360               Fee         No                                  Phase I

   30           7/1/2014           360                360               Fee         No                                  Phase I

  30.01                                                                 Fee                                             Phase I
  30.02                                                                 Fee                                             Phase I
  30.03                                                                 Fee                                             Phase I
   33           9/1/2019           300                298               Fee         No                                  Phase I
   34           7/1/2014           360                360               Fee         No                                  Phase I

   42           7/1/2014           360                356               Fee         No                                  Phase I
   43           7/1/2009           360                360               Fee         No                                  Phase I
   50          10/1/2014           360                359               Fee         No                                  Phase I
   54           7/1/2014           360                360               Fee         No                                  Phase I

   55           7/1/2009           360                360               Fee         No                                  Phase I
   56           7/1/2009           360                360               Fee         No                                  Phase I
   70           7/1/2014           360                360               Fee         No                                  Phase I

   86          10/1/2014           324                323               Fee         No                                  Phase I
   87           7/1/2009           360                360               Fee         No                                  Phase I
   92           7/1/2014           360                360               Fee         No                                  Phase I

   94           7/1/2014           360                360               Fee         No                                  Phase I

                  ENVIRONMENTAL
                    INSURANCE                 CROSS-              CROSS-              DEFEASANCE            LETTER
 LOAN #               (Y/N)                  DEFAULTED        COLLATERALIZED            ALLOWED           OF CREDIT
 ------               -----                  ---------        --------------            -------           ---------

    1                  No                                                                 Yes                 No
    3                  No                                                                 Yes                 No
    8                  No                                                                 Yes                 No
   10                  No                       Yes                 Yes                   Yes                 No
                                             (SUN P3)            (SUN P3)
  10.01                No
  10.02                No
  10.03                No
   11                  No                       Yes                 Yes                   Yes                 No
                                             (SUN P6)            (SUN P6)
  11.01                No
  11.02                No
  11.03                No
  11.04                No
   19                  No                                                                 Yes                 No
  19.01                No
  19.02                No
   28                  No                       Yes                 Yes                   Yes                 No
                                             (SUN P6)            (SUN P6)
   30                  No                       Yes                 Yes                   Yes                 No
                                             (SUN P7)            (SUN P7)
  30.01                No
  30.02                No
  30.03                No
   33                  No                                                                 Yes                 No
   34                  No                       Yes                 Yes                   Yes                 No
                                             (SUN P7)            (SUN P7)
   42                  No                                                                 Yes                 No
   43                  No                                                                 Yes                 No
   50                  No                                                                 Yes                 No
   54                  No                       Yes                 Yes                   Yes                 No
                                             (SUN P7)            (SUN P7)
   55                  No                                                                 Yes                 No
   56                  No                                                                 Yes                 No
   70                  No                       Yes                 Yes                   Yes                 No
                                             (SUN P7)            (SUN P7)
   86                  No                                                                 Yes                 No
   87                  No                                                                 Yes                 No
   92                  No                       Yes                 Yes                   Yes                 No
                                             (SUN P7)            (SUN P7)
   94                  No                       Yes                 Yes                   Yes                 No

                                                 UPFRONT            UPFRONT          UPFRONT         UPFRONT
                LOCKBOX           HOLDBACK        ENG.               CAPEX           ENVIR.            TI/LC
 LOAN #         IN-PLACE            AMT          RESERVE           RESERVES          RESERVE          Reserve
 ------         --------            ---          -------           --------          -------          -------

    1             Yes                            389,250.00        6,175,000.00                    10,000,000.00
    3             Yes                          1,733,750.00
    8             Yes
   10              No
  10.01
  10.02
  10.03
   11              No
  11.01
  11.02
  11.03
  11.04
   19                                                                                                 980,738.00
  19.01
  19.02
   28              No
   30              No
  30.01
  30.02
  30.03
   33
   34              No
   42
   43             Yes                                                 28,500.00
   50
   54              No
   55             Yes                             34,063.00           70,500.00
   56             Yes                             64,500.00           34,000.00
   70              No
   86
   87             Yes                                                 15,000.00
   92              No
   94              No

                 UPFRONT          UPFRONT          UPFRONT                   UPFRONT
                 RE TAX          INSURANCE          OTHER                     OTHER
 LOAN #          RESERVE          RESERVE          RESERVE                 DESCRIPTION
 ------          -------          -------          -------                 -----------

    1          5,023,137.36
    3
    8
   10
  10.01
  10.02
  10.03
   11
  11.01
  11.02
  11.03
  11.04
   19             79,034.00           8,430.50
  19.01
  19.02
   28
   30
  30.01
  30.02
  30.03
   33
   34
   42            192,483.75                        180,327.00            Leasing Reserve
   43                                               50,000.00         Zoning Curement Escrow
   50             20,058.24           6,588.07
   54
   55                                               50,000.00         Zoning Curement Escrow
   56
   70
   86             10,116.27           6,103.09
   87              3,298.43
   92
   94

                   MONTHLY          MONTHLY          MONTHLY           MONTHLY           MONTHLY          MONTHLY
                    CAPEX            ENVIR.            TI/LC            RE TAX          INSURANCE          OTHER
    LOAN #         RESERVE          RESERVE           Reserve          RESERVE           RESERVE          RESERVE
    ------         -------          -------           -------          -------           -------          -------

      1               40,855.70                        148,566.00         837,189.56       212,272.00
      3
      8
      10
    10.01
    10.02
    10.03
      11
    11.01
    11.02
    11.03
    11.04
      19               3,174.92                                            13,292.67         1,417.92
    19.01
    19.02
      28
      30
    30.01
    30.02
    30.03
      33
      34
      42                 856.42                                            27,491.25
      43                    950                                            11,108.60
      50               1,437.00                                             2,684.36           881.67
      54
      55                    829                                             7,249.38
      56                    700                                            13,049.00
      70
      86                    609                                             1,445.18           871.87
      87               1,504.00                                             3,298.43
      92
      94

                     OTHER
                     MONTH             TOTAL          UNIT OF       GRACE         LOAN
    LOAN #        DESCRIPTION         SF/UNITS        MEASURE       PERIOD        GROUP
    ------        -----------         --------        -------       ------        -----

      1                                  1,780,748      SF            0             1
      3                                  3,179,069      SF            5             1
      8                                    448,762      SF            5             1
      10                                       799     Pads           5             1
    10.01                                      453     Pads                         1
    10.02                                      246     Pads                         1
    10.03                                      100     Pads                         1
      11                                       920     Pads           5             1
    11.01                                      301     Pads                         1
    11.02                                      245     Pads                         1
    11.03                                      192     Pads                         1
    11.04                                      182     Pads                         1
      19                                   200,758      SF            5             1
    19.01                                  112,737      SF                          1
    19.02                                   88,021      SF                          1
      28                                       598     Pads           5             1
      30                                       689     Pads           5             1
    30.01                                      338     Pads                         1
    30.02                                      208     Pads                         1
    30.03                                      143     Pads                         1
      33                                       157     Rooms          5             1
      34                                       474     Pads           5             1
      42                                   102,771      SF            0             1
      43                                       225     Pads           0             2
      50                                   175,270      SF            5             1
      54                                       385     Pads           5             1
      55                                       194     Pads           0             2
      56                                       145     Pads           0             1
      70                                       190     Pads           5             1
      86                                    88,515      SF            5             1
      87                                       135     Pads           0             1
      92                                        76     Pads           5             1
      94                                       100     Pads           5             1

                                  SCHEDULE III
--------------------------------------------------------------------------------

                               MERS MORTGAGE LOANS

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  58166           Courtyard Dulles Town Center
--------------------------------------------------------------------------------
  58213           Sun Communities Portfolio 3
--------------------------------------------------------------------------------
  58214           Sun Communities - Village Trails
--------------------------------------------------------------------------------
  58218           Sun Communities - Woods Edge
--------------------------------------------------------------------------------
  58219           Sun Communities Portfolio 6
--------------------------------------------------------------------------------
  58220           Sun Communities Portfolio 7
--------------------------------------------------------------------------------
  58221           Sun Communities - Continental Estates
--------------------------------------------------------------------------------
  58222           Sun Communities - Continental North
--------------------------------------------------------------------------------
  58223           Sun Communities - Davison East
--------------------------------------------------------------------------------
  58224           Sun Communities - Forest Meadows
--------------------------------------------------------------------------------
  58264           Zeman Portfolio - Farmington Estates
--------------------------------------------------------------------------------
  58271           Zeman Portfolio - Midway
--------------------------------------------------------------------------------
  58283           Zeman Portfolio - Redwood MHC and Self Storage
--------------------------------------------------------------------------------
  58285           Zeman Portfolio - Shoreline Terrace
--------------------------------------------------------------------------------
  58320           Dallas Market Center
--------------------------------------------------------------------------------
  58352           Sugarloaf Business Center and Southwood 75 Business Center
--------------------------------------------------------------------------------
  58399           Bank of America Center
--------------------------------------------------------------------------------
  58411           Mustang Shopping Center and All Storage
--------------------------------------------------------------------------------
  58412           All Storage - Highway 66 and Sara Road
--------------------------------------------------------------------------------